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                                                                   Exhibit 10.45

                            BREAKAWAY SOLUTIONS, INC.

                          REGISTRATION RIGHTS AGREEMENT

         This Agreement dated as of ___________, 2000 is entered into by and among Breakaway Solutions, Inc., a Delaware corporation (the "Buyer"), and Battery Ventures V, L.P., Battery Investment Partners V, LLC, Battery Ventures Convergence Fund, L.P., 1998 GPH Fund LLC, and GPH ER Partners (collectively the "Stockholders").

                                    RECITALS

         WHEREAS, the Buyer entered into a Plan and Agreement of Merger with Eggrock Partners, Inc. dated January 26, 2000 (the "Merger Agreement");

         WHEREAS, pursuant to the Merger Agreement, the Stockholders have become Stockholders of the Buyer; and

         WHEREAS, the Buyer and the Stockholders desire to provide for certain arrangements with respect to the registration of shares of capital stock of the Buyer under the Securities Act of 1933.

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

1.       REGISTRATION RIGHTS

         1.1 (a) At any time after November 1, 2000, within 20 days following its receipt of a written request from the Stockholders which notice may be delivered prior to November 1, 2000, the Buyer shall file with the Securities and Exchange Commission, (the "SEC") a registration statement on Form S-3 pursuant to Rule 415 (or any successor rule) under the Securities Act of 1933 covering the resale to the public by the Stockholders of the Merger Shares as defined in the Merger Agreement) then owned by the Stockholders (the "Stockholder Registration Statement"), which registration statement shall comply as to form in all material respects with the requirements of the applicable form. The Buyer shall use its best efforts to cause the Stockholder Registration Statement to be declared effective by the SEC as soon as practicable. The Buyer shall cause the Stockholder Registration Statement to remain continuously effective until the date one year after the effective date of the Stockholder Registration Statement or such earlier time as all of the Merger Shares covered by the Stockholder Registration Statement have been sold pursuant thereto.

         (b) A registration will not be deemed to have been effected as a Stockholder Registration Statement unless the Stockholder Registration Statement with respect thereto has been declared effective by the Commission and Buyer has complied in all material respects with its obligations under this Agreement with respect thereto; PROVIDED, HOWEVER, that if after the Stockholder Registration Statement has been declared effective, the offering of Merger Shares
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pursuant to such Stockholder Registration Statement is interfered with by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court, the one year period during which Buyer has an obligation to maintain the effectiveness of such Stockholder Registration Statement will be extended by the time period of such interference. If a registration required pursuant to this Section 1.1 is deemed not to have been effected, then Buyer shall continue to be obligated to effect a registration pursuant to this Section 1.1.

         1.2      LIMITATIONS ON REGISTRATION RIGHTS.

         (a) The Buyer may, by written notice to the Stockholders, (i) delay the filing or effectiveness of the Stockholder Registration Statement or (ii) suspend the Stockholder Registration Statement after effectiveness and require that the Stockholders immediately cease sales of shares pursuant to the Stockholder Registration Statement, in the event that (A) the Buyer files a registration statement (other than a registration statement on Form S-8 or its successor form) with the SEC for a primary public offering by the Company of its securities or (B) the Buyer is engaged in any activity or transaction or preparations or negotiations for any activity or transaction that the Buyer desires to keep confidential for business reasons, if the Buyer determines in good faith that the public disclosure requirements imposed on the Buyer under the Securities Act in connection with the Stockholder Registration Statement would require disclosure of such activity, transaction, preparations or negotiations; provided, however, that such suspension shall continue only as long as such event or its effect is continuing and has not otherwise been publicly disclosed and in no even will that suspension exceed sixty (60) days in any twelve month period.

         (b) If the Buyer delays or suspends the Stockholder Registration Statement or requires the Company Stockholders to cease sales of shares pursuant to paragraph (a) above, the Buyer shall, as promptly as practicable following the termination of the circumstance which entitled the Buyer to do so, take such actions as may be necessary to file or reinstate the effectiveness of the Stockholder Registration Statement and/or give written notice to all Stockholders authorizing them to resume sales pursuant to the Stockholder Registration Statement. If as a result thereof the prospectus included in the Stockholder Registration Statement has been amended to comply with the requirements of the Securities Act, the Buyer shall enclose such revised prospectus with the notice to Stockholders given pursuant to this paragraph (b), and the Stockholders shall make no offers or sales of shares pursuant to the Stockholder Registration Statement other than by means of such revised prospectus.

         1.3      REGISTRATION PROCEDURES.

         (a) In connection with the filing by the Buyer of the Stockholder Registration Statement, the Buyer shall furnish to each Stockholder a copy of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act.

         (b) The Buyer shall use its best efforts to register or qualify the Merger Shares covered by the Stockholder Registration Statement under the securities laws of each state of the


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United States; PROVIDED, HOWEVER, that the Buyer shall not be required in connection with this paragraph (b) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

         (c) If the Buyer has delivered preliminary or final prospectuses to the Stockholders and after having done so the prospectus is amended or supplemented to comply with the requirements of the Securities Act, the Buyer shall promptly notify the Stockholders and, if requested by the Buyer, the Stockholders shall immediately cease making offers or sales of shares under the Stockholder Registration Statement and return all prospectuses to the Buyer. The Buyer shall promptly provide the Stockholders with revised or supplemented prospectuses and, following receipt of the revised or supplemented prospectuses, the Stockholders shall be free to resume making offers and sales under the Stockholder Registration Statement.

         (d) The Buyer shall pay the expenses incurred by it in complying with its obligations under this Agreement, including all registration and filing fees, exchange listing fees, fees and expenses of counsel for the Buyer and the fees and expenses of one counsel retained by Stockholders, and fees and expenses of accountants for the Buyer, but excluding any brokerage fees, selling commissions or underwriting discounts incurred by the Stockholders in connection with sales under the Stockholder Registration Statement.

         (e) Buyer shall (i) prepare and file with the Commission such amendments to the Stockholder Registration Statement as may be necessary to keep such Stockholder Registration Statement effective for the applicable period;
(ii) cause the prospectus contained in such Stockholder Registration Statement to be amended or supplemented as required and to be filed as required by Rule 424 or any similar rule that may be adopted under the Securities Act; and (iii) respond as promptly as practicable to any comments received from the Commission with respect to the Stockholder Registration Statement or any amendment thereto. Buyer agrees to furnish to the Stockholders copies of any such supplement or amendment prior to its being used and/or filed with the Commission.

         (f) Buyer shall promptly use its best efforts to prevent the issuance of any order suspending the effectiveness of the Stockholder Registration Statement, and, if any such order suspending the effectiveness of the Stockholder Registration Statement is issued, shall promptly use its best efforts to obtain the withdrawal of such order at the earliest possible moment.

         (g) Buyer shall, during the period when the prospectus contained in the Stockholder Registration Statement is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act.

         (h) Buyer shall file copies of the prospectus contained in the Stockholder Registration Statement with the Nasdaq National Market in compliance with Rule 153 under the Securities Act so that the Stockholders shall benefit from the prospectus delivery procedures described therein.


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         1.4 REQUIREMENTS OF STOCKHOLDERS. The Buyer shall not be required to include any Merger Shares in the Stockholder Registration Statement unless:

         (a) the Stockholder owning such shares furnishes to the Buyer in writing such information regarding such Stockholder and the proposed sale of Merger Shares by such Stockholder as the Buyer may reasonably request in writing in connection with the Stockholder Registration Statement or as shall be required in connection therewith by the SEC or any state securities law authorities;

         (b) such Stockholder shall have provided to the Buyer its written agreement to report to the Buyer sales made pursuant to the Stockholder Registration Statement.

         1.5      INDEMNIFICATION.

         (a) Each of the Stockholders agrees, jointly and not severally, to indemnify the Buyer and each of its directors and officers against, and hold the Buyer and each of its directors and officers harmless from, any losses, claims, damages, expenses or liabilities (including reasonable attorneys fees) (collectively, "Damages") to which the Buyer or such directors and officers may become subject by reason of any statement or omission in the Stockholder Registration Statement made in reliance upon, or in conformity with, a written statement relating to such Stockholder and furnished by such Stockholders expressly for use in the Stockholder Registration Statement and

         (b) The Buyer agrees to indemnify and hold harmless each Stockholder (and their respective, officers, directors, employees, agents and affiliates) whose shares are included in the Stockholder Registration Statement against any Damages to which such Stockholder may become subject by reason of any untrue statement or alleged untrue statement of a material fact contained in the Stockholder Registration Statement or any omission to state therein a fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such Damages arose out of or was based upon information relating to such Stockholder furnished in writing to the Buyer by a Stockholder expressly for use in the Stockholder Registration Statement. The Buyer shall have the right to assume the defense and settlement of any claim or suit for which the Buyer may be responsible for indemnification under this
Section 1.5.

         (c) If the indemnification from the indemnifying party provided for in
Section 1.5(a) or (b) is found, pursuant to a final judicial determination not subject to appeal, to be unavailable to an indemnified party hereunder or insufficient in respect of any Damages incurred by such indemnified party, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the Damages paid or payable by such indemnified party in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified parties in connection with the actions or omissions that resulted in such Damages, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action or omission in question, including any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge,


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access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Damages referred to above shall be deemed to include any legal or other expenses reasonably incurred by such party in connection with any investigation or proceeding.

         The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 1.5(c) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 1.5, no selling Stockholder shall be required to contribute any amount in excess of the amount by which the total net proceeds received by such selling Stockholder with respect to the Merger Shares sold by such selling Stockholder exceeds the amount of any Damages which such selling Stockholder has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. Each Stockholder's obligation to contribute pursuant to this Section 1.5 is several and not joint and shall be determined by reference to the proportion that the proceeds of the offering received by such Stockholder bears to the total proceeds of the offering received by all the Stockholders. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 1.5 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity. Notwithstanding the foregoing, if indemnification is available under paragraph
(a) or (b) of this Section 1.5, the indemnifying parties shall indemnify each indemnified party to the full extent provided in such paragraphs without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 1.5(c).

         1.6 ASSIGNMENT OF RIGHTS. A Stockholder may not assign any of its rights under this Agreement except in connection with the transfer of some or all of his, her or its Merger Shares to a child or spouse, or trust for their benefit or, in the case of a partnership, to the partners of such partnership pursuant to a pro rata distribution, PROVIDED each such transferee agrees in a written instrument delivered to the Buyer to be bound by the provisions of this Agreement.

         2.       GENERAL.

         (a) SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

         (b) SPECIFIC PERFORMANCE. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Stockholder shall be entitled to specific performance of the agreements and obligations of the Buyer hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

         (c) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware (without reference to the conflicts of law provisions thereof).


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         (d) NOTICES. All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly delivered four business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or one business day after it is sent for next-day delivery via a reputable nationwide overnight courier service, in each case to the intended recipient as set on the signature pages hereto. Any party hereto may give any notice, request, demand, claim or other communication hereunder using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the party for whom it is intended. Any party hereto may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other parties hereto notice in the manner herein set forth.

         (e) COMPLETE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

         (f) AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Buyer and the holders of at least 51% of the Merger Shares held by all of the Stockholders; PROVIDED, that this Agreement may be amended with the consent of the holders of less than all Merger Shares only in a manner which applies to all such holders in the same fashion. Any such amendment, termination or waiver effected in accordance with this Section 2(f) shall be binding on all parties hereto, even if they do not execute such consent. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

         (g) PRONOUNS. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

         (h) COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

         (i) SECTION HEADINGS. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.


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         This Registration Rights Agreement has been executed as of the date first written above.

                                       BREAKAWAY SOLUTIONS, INC
                                       50 Rowes Wharf
                                       Boston, MA 02110

                                       By:___________________________
                                       Name:  Gordon Brooks
                                       Title: President and Chief
                                              Executive Officer


                                       BATTERY VENTURES V, L.P.
                                       20 William Street
                                       Wellesley, MA 02481

                                       By:___________________________
                                       Name:
                                       Title:

                                       BATTERY INVESTMENT
                                       PARTNERS V, LLC
                                       20 William Street
                                       Wellesley, MA 02481

                                       By:___________________________
                                       Name:
                                       Title:

                                       BATTERY VENTURES
                                       CONVERGENCE FUND, L.P.
                                       20 William Street
                                       Wellesley, MA 02481

                                       By:___________________________
                                       Name:
                                       Title:

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                                       1998 GPH FUND LLC
                                       53 State Street
                                       Exchange Place
                                       Boston, MA 02109

                                       By:___________________________
                                       Name:
                                       Title:

                                       GPH ER PARTNERS
                                       53 State Street
                                       Exchange Place
                                       Boston, MA 02109

                                       By:___________________________
                                       Name:
                                       Title:


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